EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 1st day of January, 1995, between The Bank of Commerce, N.A. ("Bank"), Auburn Bancorp ("Bancorp"), (collectively referred to herein as "Employers"), and John
G. Briner (hereinafter referred to as "Executive").

                                   WITNESSETH:
WHEREAS,   Employers  are  desirous  of  employing  Executive  in  the  capacity hereinafter stated, and Executive is desirous of continuing in the employ of Employers in such capacity, for the period and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.      EMPLOYMENT
Employers hereby employ Executive as their President and Chief Executive Officer, and Executive accepts the duties that are customarily performed by the President and Chief Executive Officer of a national banking association and bank holding company and accepts all other duties described herein, and agrees to discharge the same faithfully and to the best of his ability and consistent with the highest and best standards of the banking industry, in accordance with the policies of Employers' Boards of Directors as established, and in compliance with all laws and Bank's Articles of Association, Bylaws, Policies and Procedures and Bancorp's Articles of Incorporation, Bylaws, Policies and Procedures. Executive shall devote his full business time and attention to the business and affairs of Employers for which he is employed and shall perform the duties thereof to the best of his ability. Except as permitted by the prior written consent of Employers' Boards of Directors, Executive shall not directly or indirectly render any services of a business, commercial or professional nature to any other person, firm or corporation, whether for compensation or otherwise, which

AUB-05259410.1-12/9
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are in conflict with  Employers'  interests.  Executive shall perform such other duties as shall be from time to time prescribed by Employers' Boards of Directors.

Executive shall have such responsibility and duties and such authority to transact business on behalf of Employers, as are customarily incident to the office of President and Chief Executive Officer of a national banking association and a bank holding company.

2.      TERM
Employers hereby employ Executive, and Executive hereby accepts employment with Employers for the period of five (5) years (the "Term"), commencing January 1, 1995 with such Term being subject to prior termination as hereinafter provided. Where used herein, "Term" shall refer to the entire period of employment of Executive by Employers, whether for the period provided above, or whether terminated earlier as hereinafter provided, or extended by mutual agreement in writing by Employers and Executive.

3.      COMPENSATION
In consideration for all services to be rendered by Executive to Employers, Employers agree to pay Executive a starting base salary of One Hundred Twenty Thousand Dollars ($120,000) per year, commencing January 1, 1995. Employers' Boards of Directors shall in their discretion determine any increases in Executive's base salary after the first anniversary of the Term. Executive's salary shall be paid semi-monthly. Employers shall deduct therefrom all taxes which may be required to be deducted or withheld under any provision of the law (including, but not limited to, social security payments and income tax withholding) now in effect or which may become effective anytime during the term of this Agreement.

Executive shall be entitled to participate in any and all other employee benefits and plans that may be developed and adopted by Employers and which Executive is eligible to participate.

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4.      BONUS AND SALARY CONTINUATION PLAN
Executive shall be entitled to participate in Bank's current existing Executive Compensation Plan ("Bonus Plan"). In addition, Bank and Executive have entered into a salary continuation agreement which shall be governed by its own terms.

5.      STOCK OPTION
Bancorp's Board of Directors may grant Executive additional stock options to purchase shares of Bancorp's common stock, at the price per share to be set at the market value per share of Bancorp's common stock at the time of the grant. The terms of the stock option grant, including the numbers of shares that may be acquired thereunder shall be determined by Bancorp's Board of Directors in its discretion.

6.      AUTOMOBILE AND REIMBURSEMENT
Employers agree to provide Executive with a current American model luxury automobile which shall be used primarily in connection with Employers' business. Executive shall be responsible for all costs associated with Executive's personal use of such automobile.

Employers agree to reimburse Executive for all ordinary and necessary expenses incurred by Executive on behalf of Employers, including entertainment, meals and travel expenses. Any costs incurred by Executive for conventions, meetings and seminars will be reimbursed as well as special social entertainment expenses, provided Employers' Boards of Directors approve such.

7.      INSURANCE
Employers agree to continue to provide Executive with health and life insurance benefits which are now or may hereinafter be in effect for all other full-time employees. Employers may also apply for a "keyman" life insurance policy with Employers as beneficiaries of the policy.

8.      VACATION
Executive shall be entitled to accrue up to four (4) weeks vacation during each year of the Term with at least two (2) weeks to be

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taken in a consecutive  period.  Vacation  benefits  shall not accrue above four weeks at any time. Employers' Boards of Directors, in their discretion, may waive the provision with respect to unused vacation time.

9.      TERMINATION
Employers shall have the right to terminate this Agreement for any of the following reasons by serving written notice upon Executive:
        (a) willful breach of, habitual neglect of, willful failure to perform, or inability to perform, Executive's duties and obligations as President and Chief Executive Officer;

        (b) illegal conduct, constituting a crime involving moral turpitude, conviction of a felony, or any conduct detrimental to the interests of Employers;

        (c) physical or mental disability rendering Executive incapable of performing his duties for a consecutive period of 180 days, or by death. In the event of such disability, Employers will provide salary continuation for 180 days, less accrued sick leave. Accrued sick leave is to be utilized until exhausted prior to salary continuation provided herein; or

        (d) determination by Employers' Boards of Directors that the continued employment of Executive is detrimental to the best interests of Employers, or for any reason whatsoever as determined by Employers' Boards of Directors and in the sole and absolute discretion of Employers' Boards of Directors.

In the event this Agreement is terminated for any of the reasons specified in the paragraphs (a), (b), or (c) above, Executive will be paid two weeks' salary calculated as of the date of Executive's termination, plus any pay in lieu of vacation accrued to, but not taken as of the date of termination. Such termination pay shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement other than rights, if any, to exercise any of the stock options vested prior to such termination. The insurance benefits provided herein shall be extended at Employers' sole cost until the end of the month in which Executive is terminated.

In the event this Agreement is terminated for any reason  specified in paragraph
(d) above, Executive shall be entitled to termination

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pay in an amount equal to two (2) years of Executive's  then base annual salary.
Such termination pay shall be paid in one lump sum and shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement including any pay in lieu of vacation accrued to, but not taken as of the date of termination, other than rights, if any, to exercise any of the stock options vested prior to such termination.

Where termination is pursuant to paragraph (d), above, the insurance benefits provided herein shall be extended at Employers' sole cost for the remainder of the month and six (6) full months following the date of termination.

Executive shall give one hundred twenty (120) days prior notice, in writing, to Employers in the event Executive resigns or voluntarily terminates employment.

Notwithstanding anything to the contrary, this section shall not apply in the event of an Acquisition as that term is defined in Section 10 herein, and after an Acquisition the provisions of Section 10 shall apply to any termination of Executive's employment with Employers as provided for in this Agreement.

10.     ACQUISITION  OR  DISSOLUTION  OF  EMPLOYERS
This Agreement shall not be terminated by the voluntary or involuntary dissolution of Employers. Notwithstanding the foregoing, in the event
proceedings   for   liquidation   of  Employers   are  commenced  by  regulatory
authorities, this Agreement and all rights and benefits hereunder shall terminate. In the event of any merger or consolidation where Employers are not the surviving or resulting corporations, or upon transfer of all or substantially all of the assets of Employers (any of these events shall be referred to as an "Acquisition"), this Agreement shall continue and be in full force and effect. In the event of an Acquisition, if Executive is not retained by the resulting corporation for the remaining period of this Agreement in a position comparable to that of the highest level vice president of the resulting corporation or

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a lower  position as may be accepted by  Executive,  the  resulting  corporation shall pay Executive a lump sum amount in cash equal to the sum of (i) two (2) years of Executive's base annual salary based on Executive's base annual salary immediately prior to the Acquisition, (ii) the amount necessary to cover
Executive's federal and California state income taxes on two (2) years of Executive's base annual salary as computed in subclause (i) and (iii) the amount necessary to cover any "golden parachute taxes" that may be assessed pursuant to
Section 280G of the Internal Revenue Code of 1986, as amended from time to time on such lump sum payment to Executive. The resulting corporation may substitute a legal opinion of a major law firm acceptable to Executive that states unequivocally that no "golden parachute taxes" will be assessed against Executive in lieu of the payment of "golden parachute taxes" that may be assessed against Executive. Such lump sum payment shall be paid within ten (10) days of the date of Executive's employment is terminated by the resulting corporation or Executive's voluntary termination if Executive leaves voluntarily because of a change in Executive's position with the resulting corporation such that Executive is no longer in a position comparable to that of the highest level vice president of the resulting corporation or a position that had been accepted by Executive. The lump sum payment shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement, other than (i) rights under the Executive's salary continuation agreement and (ii) rights, if any, to exercise any of the stock options vested prior to such termination.

11.     INDEMNIFICATION
To the extent permitted by law, Employers shall indemnify Executive if he was or is a party or is threatened to be made a party in any action brought by a third party against Executive (whether or not Employers are joined as a party defendant) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with said action if Executive acted in good faith and in a manner Executive reasonably believed to be in the best interest of Employers (and with respect to a

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criminal  proceeding if Executive had no reasonable cause to believe his conduct was unlawful), provided that the alleged conduct of Executive arose out of and was within the course and scope of his employment as an officer or employee of Employers.

12.     RETURN OF DOCUMENTS
Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used or developed by Executive during the Term are solely the property of Employers, and Executive has no right, title or interest therein. Upon termination of this Agreement, Executive or Executive's representatives shall promptly deliver possession of all of said property to Employers in good condition.

13.     NOTICES
Any notice, request, demand, or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the U.S. mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed as follows:

        To Bank:                    The Bank of Commerce, N.A.
                                    540 Wall St.
                                    Auburn, California 95603
                                    Attention:  Board of Directors

        To Bancorp:                 Auburn Bancorp
                                    540 Wall St.
                                    Auburn, California 95603
                                    Attention:  Board of Directors

        To Executive:               John G. Briner
                                    P.O. Box 6761
                                    Auburn, California 95604

Any party hereto may change its or his address for purposes of this Section by giving notice in accordance herewith.

14.     BENEFIT OF AGREEMENT
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns.

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15.     APPLICABLE LAW
This Agreement is made and entered into in the State of California, and the laws of said State shall govern the validity and interpretation hereof, and the performance of the parties hereto and their respective duties and obligations hereunder, except to the extent modified by applicable provisions of Title 12 of the United States Code.

16.     CAPTIONS AND PARAGRAPH HEADINGS
Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

17.     INVALID PROVISIONS
Should any provision of this Agreement for any reason be declared invalid, void, or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portions shall not be affected and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

18.     ENTIRE AGREEMENT
This Agreement contains the entire agreement of the parties and it supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by Employers, except for Executive's existing salary continuation agreement and stock option agreement and except to the extent that it is contemplated that Executive and Bancorp may enter into an additional stock option agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing signed by Employers and Executive.



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19.     CONFIDENTIALITY
This   Agreement   is  to  be  held   confidential.   Willful   breach  of  such
confidentiality by Executive will be subject to termination under the provisions of 9(a) of this Agreement.

20.     ARBITRATION
Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled pursuant to an arbitration agreement to be entered into by the parties, and in the event there is no arbitration agreement, then in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered into any court having jurisdiction thereof.

21.     LEGAL COSTS
If either Executive or Employers commences an action against the other arising out of or in connection with this Agreement, the prevailing party(ies) shall be entitled to have and recover from the losing party(ies) reasonable attorney's fees and costs of suit.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        THE BANK OF COMMERCE, N.A.




                                        By:  /s/  D. DWIGHT ODOM, M.D.
                                            ------------------------------
                                            D. Dwight Odom, M.D., Chairman


                                        AUBURN BANCORP



                                        By:  /s/  D. DWIGHT ODOM, M.D.
                                            ------------------------------
                                            D. Dwight Odom, M.D., Chairman



                                             /s/  JOHN G. BRINER
                                            -------------------------------
                                            John G. Briner

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                              EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 6th day of July, 1994, between The Bank of Commerce, N.A. ("Bank"), Auburn Bancorp ("Bancorp"), (collectively referred to herein as "Employers"), and Mark A. Lund (hereinafter referred to as "Executive").

                                   WITNESSETH:
WHEREAS,   Employers  are  desirous  of  employing  Executive  in  the  capacity hereinafter stated, and Executive is desirous of continuing in the employ of Employers in such capacity, for the period and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.      EMPLOYMENT
Employers hereby employ Executive as Bank's Executive Vice President and Chief Credit Officer, and Executive accepts the duties that are customarily performed by the Chief Credit Officer of a national banking association and accepts all other duties described herein, and agrees to continue to discharge the same faithfully and to the best of his ability and consistent with past performances and the highest and best standards of the banking industry, in accordance with the policies of Employers' Boards of Directors as established, and in compliance with all laws and Bank's Articles of Association, Bylaws, Policies and Procedures. Executive shall devote his full business time and attention to the business and affairs of Employers for which he is employed and shall perform the duties thereof to the best of his ability. Except as permitted by the prior written consent of Employers' Boards of Directors, Executive shall not directly or indirectly render any services of a business, commercial or professional nature to any other person, firm or corporation, whether for compensation or otherwise, which are in conflict with Employers'

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interests.  Executive  shall  perform such other duties as shall be from time to time prescribed by Employers' Boards of Directors.

Executive shall have such responsibility and duties and such authority to transact business on behalf of Employers, as are customarily incident to the office of Chief Credit Officer of a national banking association.

2.      TERM
Employers hereby employ Executive, and Executive hereby accepts employment with Employers for the period of three (3) years (the "Term"), commencing January 1, 1995 with such Term being subject to prior termination as hereinafter provided. Where used herein, "Term" shall refer to the entire period of employment of Executive by Employers, whether for the period provided above, or whether terminated earlier as hereinafter provided, or extended by mutual agreement in writing by Employers and Executive.

3.      COMPENSATION
In consideration for all services to be rendered by Executive to Employers, Employers agree to pay Executive a starting base salary of Eighty-Four Thousand Six Hundred Twenty-Five Dollars ($84,625) per year, commencing January 1, 1995. Employers' Boards of Directors shall in their discretion determine any increases in Executive's base salary after the first anniversary of the Term. Executive's salary shall be paid semi-monthly. Employers shall deduct therefrom all taxes which may be required to be deducted or withheld under any provision of the law (including, but not limited to, social security payments and income tax withholding) now in effect or which may become effective anytime during the term of this Agreement.

Executive shall be entitled to participate in any and all other employee benefits and plans that may be developed and adopted by Employers and which Executive is eligible to participate.



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4.      BONUS AND SALARY CONTINUATION PLAN
Executive shall be entitled to participate in Bank's current existing Executive Compensation Plan ("Bonus Plan"). Bank's Board of Directors may in its discretion offer Executive a salary continuation/deferred compensation agreement with the terms thereof to be determined.

5.      STOCK OPTION
Bancorp's Board of Directors may grant Executive additional stock options to purchase shares of Bancorp's common stock, at the price per share to be set at the market value per share of Bancorp's common stock at the time of the grant. The terms of the stock option grant, including the numbers of shares that may be acquired thereunder shall be determined by Bancorp's Board of Directors in its discretion.

6.      AUTOMOBILE AND REIMBURSEMENT
Employers agree to provide Executive with a full-sized domestic automobile which shall be used primarily in connection with Employers' business. Executive shall be responsible for all costs associated with Executive's personal use of such automobile.

Employers agree to reimburse Executive for all ordinary and necessary expenses incurred by Executive on behalf of Employers, including entertainment, meals and travel expenses. Any costs incurred by Executive for conventions, meetings and seminars will be reimbursed as well as special social entertainment expenses, provided Employers' Boards of Directors approve such.

7.      INSURANCE
Employers agree to continue to provide Executive with health and life insurance benefits which are now or may hereinafter be in effect for all other full-time employees. Employers may also apply for a "keyman" life insurance policy with Employers as beneficiaries of the policy.



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8.      VACATION
Executive shall be entitled to accrue up to four (4) weeks vacation during each year of the Term with at least two (2) weeks to be taken in a consecutive period. Vacation benefits shall not accrue above four weeks at any time. Employers' Boards of Directors, in their discretion, may waive the provision with respect to unused vacation time.

9.      TERMINATION
Employers shall have the right to terminate this Agreement for any of the following reasons by serving written notice upon Executive:
        (a) willful breach of, habitual neglect of, willful failure to perform, or inability to perform, Executive's duties and obligations as Chief Credit Officer;

        (b) illegal conduct, constituting a crime involving moral turpitude, conviction of a felony, or any conduct detrimental to the interests of Employers;

        (c) physical or mental disability rendering Executive incapable of performing his duties for a consecutive period of 180 days, or by death. In the event of such disability, Employers will provide salary continuation for 180 days, less accrued sick leave. Accrued sick leave is to be utilized until exhausted prior to salary continuation provided herein; or

        (d) determination by Employers' Boards of Directors that the continued employment of Executive is detrimental to the best interests of Employers, or for any reason whatsoever as determined by Employers' Boards of Directors and in the sole and absolute discretion of Employers' Boards of Directors.

In the event this Agreement is terminated for any of the reasons specified in the paragraphs (a), (b), or (c) above, Executive will be paid two weeks' salary calculated as of the date of Executive's termination, plus any pay in lieu of vacation accrued to, but not taken as of the date of termination. Such termination pay shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement other than rights, if any, to exercise any of the stock options vested prior to such termination. The insurance benefits provided herein shall be extended at Employers' sole cost until the end of the month in which Executive is terminated.

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In the event this Agreement is terminated for any reason  specified in paragraph
(d) above, Executive shall be entitled to termination pay which shall be the lesser of (i) six months of the then base annual salary due Executive or (ii) the amount that would be due Executive for serving the remainder of the Term pursuant to this Agreement. Such termination pay shall be paid in one lump sum and shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement including any pay in lieu of vacation accrued to, but not taken as of the date of termination, other than rights, if any, to exercise any of the stock options vested prior to such termination.

Where termination is pursuant to paragraph (d), above, the insurance benefits provided herein shall be extended at Employers' sole cost for the remainder of the month and three (3) full months following the date of termination.

Executive shall give thirty (30) days prior notice, in writing, to Employers in the event Executive resigns or voluntarily terminates employment.

10.     ACQUISITION  OR  DISSOLUTION  OF  EMPLOYER
This Agreement shall not be terminated by the voluntary or involuntary dissolution of Employers. Notwithstanding the foregoing, in the event
proceedings   for   liquidation   of  Employers   are  commenced  by  regulatory
authorities, this Agreement and all rights and benefits hereunder shall terminate. In the event of any merger or consolidation where Employers are not the surviving or resulting corporations, or upon transfer of all or substantially all of the assets of Employers, and Executive is not retained by the resulting corporation in a position satisfactory to Executive, Executive shall be paid an amount equal to nine (9) months of Executive's then base annual salary, or the then base annual salary due Executive for the remainder of the Term, whichever is less, subject however, to a minimum amount equal to six (6) months of Executive's then base annual salary should the remaining Term be six
(6) months or less. Such lump sum payment shall be considered to be in full and complete satisfaction of any and all rights which

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Executive  may enjoy under the terms of this  Agreement,  other than rights,  if any, to exercise any of the stock options vested prior to such termination.

11.     INDEMNIFICATION
To the extent permitted by law, Employers shall indemnify Executive if he was or is a party or is threatened to be made a party in any action brought by a third party against Executive (whether or not Employers are joined as a party defendant) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with said action if Executive acted in good faith and in a manner Executive reasonably believed to be in the best interest of Employers (and with respect to a criminal proceeding if Executive had no reasonable cause to believe his conduct was unlawful), provided that the alleged conduct of Executive arose out of and was within the course and scope of his employment as an officer or employee of Employers.

12.     RETURN OF DOCUMENTS
Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used or developed by Executive during the Term are solely the property of Employers, and Executive has no right, title or interest therein. Upon termination of this Agreement, Executive or Executive's representatives shall promptly deliver possession of all of said property to Employers in good condition.

13.     NOTICES
Any notice, request, demand, or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the U.S. mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed as follows:

        To Bank:                    The Bank of Commerce, N.A.
                                    540 Wall St.
                                    Auburn, California 95603
                                    Attention:  Board of Directors

        To Bancorp:                 Auburn Bancorp
                                    540 Wall St.
                                    Auburn, California 95603
                                    Attention:  Board of Directors

        To Executive:               Mark A. Lund
                                    14920 Pammy Way
                                    Grass Valley, California 95949

Any party hereto may change its or his address for purposes of this Section by giving notice in accordance herewith.

14.     BENEFIT OF AGREEMENT
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns.

15.     APPLICABLE LAW
This Agreement is made and entered into in the State of California, and the laws of said State shall govern the validity and interpretation hereof, and the performance of the parties hereto and their respective duties and obligations hereunder, except to the extent modified by applicable provisions of Title 12 of the United States Code.

16.     CAPTIONS AND PARAGRAPH HEADINGS
Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

17.     INVALID PROVISIONS
Should any provision of this Agreement for any reason be declared invalid, void, or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portions shall not be affected and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

18.     ENTIRE AGREEMENT
This Agreement contains the entire agreement of the parties and it supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by Employers, except to the extent that it is contemplated that Executive and Bancorp may enter into a stock option agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing signed by Employers and Executive.

19.     CONFIDENTIALITY
This   Agreement   is  to  be  held   confidential.   Willful   breach  of  such
confidentiality by Executive will be subject to termination under the provisions of 9(a) of this Agreement.

20.     ARBITRATION
Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled pursuant to an arbitration agreement to be entered into by the parties, and in the event there is no arbitration agreement, then in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered into any court having jurisdiction thereof.

21.     LEGAL COSTS
If either Executive or Employers commences an action against the other arising out of or in connection with this Agreement, the prevailing party(ies) shall be entitled to have and recover from the losing party(ies) reasonable attorney's fees and costs of suit.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        THE BANK OF COMMERCE, N.A.





                                        By: /s/ D. DWIGHT ODOM, M.D.
                                           ______________________________
                                           D. Dwight Odom, M.D., Chairman

                                           AUBURN BANCORP





                                        By: /s/ D. DWIGHT ODOM, M.D.
                                           _______________________________
                                           D. Dwight Odom, M.D., Chairman



                                           MARK A. LUND

                                           /s/ MARK A. LUND
                                           -------------------------------

                              EMPLOYMENT AGREEMENT


This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 19th day of December, 1995, between The Bank of Commerce, N.A. ("Bank"), Auburn Bancorp ("Bancorp"), (collectively referred to as "Employers"), and Thomas L. Walker ("Executive").

                                   WITNESSETH:
WHEREAS,   Employers  are  desirous  of  employing  Executive  in  the  capacity hereinafter stated, and Executive is desirous of continuing in the employ of Employers in such capacity, for the period and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.      EMPLOYMENT
Employers  hereby employ  Executive as Bank's Executive Vice President and Chief
Financial Officer, and Executive accepts the duties that are customarily performed by the Executive Vice President and Chief Financial Officer of a national banking association and accepts all other duties described herein, and agrees to continue to discharge the same faithfully and to the best of his ability and consistent with past performances and the highest and best standards of the banking industry, in accordance with the policies of Employers' Boards of Directors as established, and in compliance with all laws and Bank's Articles of Association, Bylaws, Policies and Procedures. Executive shall devote his full business time and attention to the business and affairs of Employers for which he is employed and shall perform the duties thereof to the best of his ability. Except as permitted by the prior written consent of Employers' Boards of Directors, Executive shall not directly or indirectly render any services of a business, commercial or professional nature to any other person, firm or corporation, whether for compensation or otherwise, which are in conflict with Employers' interests. Executive shall perform such other duties as shall be from time to time prescribed by Employers' Boards of Directors.

Executive shall have such responsibility and duties and such authority to transact business on behalf of Employers, as are customarily incident to the office of Executive Vice President and Chief Financial Officer of a national banking association.

2.      TERM
Employers hereby employ Executive, and Executive hereby accepts employment with Employers, for the period of three (3) years (the "Term") commencing January 1, 1996, with such Term being subject to prior termination as hereinafter provided. Where used herein, "Term" shall refer to the entire period of employment of Executive by Employers, whether for the period provided above, or whether terminated earlier as hereinafter provided, or extended by mutual agreement in writing by Employers and Executive.

3.      COMPENSATION
In consideration for all services to be rendered by Executive to Employers, Employers agree to pay Executive a starting base salary of Eighty-Three Thousand One Hundred Dollars ($83,100) per year, commencing January 1, 1996. Employers' Boards of Directors shall in their discretion determine any increases in Executive's base salary after the first anniversary of the Term. Executive's salary shall be paid semi-monthly. Employers shall deduct therefrom all taxes which may be required to be deducted or withheld under any provision of the law (including, but not limited to, social security payments and income tax withholding) now in effect or which may become effective any time during the term of this Agreement.

Executive shall be entitled to participate in any and all other employee benefits and plans that may be developed and adopted by Employers and in which Executive is eligible to participate.

4.      BONUS AND SALARY CONTINUATION PLAN
Executive shall be entitled to participate in Bank's existing Executive Compensation Plan ("Bonus Plan"). Bank's Board of Directors may in its discretion offer Executive a salary continuation/deferred compensation agreement with the terms thereof to be determined.

5.      STOCK OPTION
Bancorp's Board of Directors may grant Executive additional stock options to purchase shares of Bancorp's common stock, at the price per share to be set at the market value per share of Bancorp's common stock at the time of the grant. The terms of the stock option grant, including the numbers of shares that may be acquired thereunder, shall be determined by Bancorp's Board of Directors in its discretion.

6.      AUTOMOBILE AND REIMBURSEMENT
Employers agree to provide Executive with a full-sized domestic automobile which shall be used primarily in connection with Employers' business. Executive shall be responsible for all costs associated with Executive's personal use of such automobile.

Employers agree to reimburse Executive for all ordinary and necessary expenses incurred by Executive on behalf of Employers, including entertainment, meals and travel expenses. Any costs incurred by Executive for conventions, meetings and seminars will be reimbursed as well as special social entertainment expenses, provided Employers' Boards of Directors approve such.

7.      INSURANCE
Employers agree to continue to provide Executive with health and life insurance benefits which are now or may hereinafter be in effect for all other full-time employees. Employers may also apply for a "keyman" life insurance policy with Employers as beneficiaries of the policy.

8.      VACATION
Executive shall be entitled to accrue up to four (4) weeks' vacation during each year of the Term with at least two (2) weeks to be taken in a consecutive period. Vacation benefits shall not accrue above four weeks at any time. Employers' Boards of Directors, in their discretion, may waive the provision with respect to unused vacation time.

9.      TERMINATION
Employers shall have the right to terminate this Agreement for any of the following reasons by serving written notice upon Executive:

        a. willful breach of, habitual neglect of, willful failure to perform, or inability to perform, Executive's duties and obligations as Executive Vice President and Chief Financial Officer;

        b. illegal conduct constituting a crime involving moral turpitude, conviction of a felony, or any conduct detrimental to the interests of Employers;

        c. physical or mental disability rendering Executive incapable of performing his duties for a consecutive period of 180 days, or by death. In the event of such disability, Employers will provide salary continuation for 180 days, less accrued sick leave. Accrued sick leave is to be utilized until exhausted prior to salary continuation provided herein; or

        d. determination by Employers' Boards of Directors that the continued employment of Executive is detrimental to the best interests of Employers, or for any reason whatsoever as determined by Employers' Boards of Directors and in the sole and absolute discretion of Employers' Boards of Directors.

In the event this Agreement is terminated for any of the reasons specified in the paragraphs a, b or c above, Executive will be paid two weeks' salary calculated as of the date of Executive's termination, plus any pay in lieu of vacation accrued to, but not taken as of, the date of termination. Such termination pay shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement other than rights, if any, to exercise any of the stock options vested prior to such termination. The insurance benefits provided herein shall be extended at Employers' sole cost until the end of the month in which Executive is terminated.

In the event this Agreement is terminated for any reason  specified in paragraph
(d) above, Executive shall be entitled to termination pay which shall be the lesser of (i) six months of the then base annual salary due Executive, or (ii) the amount that would be due Executive for serving the remainder of the Term pursuant to this Agreement. Such termination pay shall be paid in one lump sum and shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement including any pay in lieu of vacation accrued to, but not taken as of, the date of termination, other than rights, if any, to exercise any of the stock options vested prior to such termination.

Where termination is pursuant to paragraph (d), above, the insurance benefits provided herein shall be extended at Employers' sole cost for the remainder of the month and three (3) full months following the date of termination.

Executive shall give thirty (30) days' prior notice, in writing, to Employers in the event Executive resigns or voluntarily terminates employment.

10.     ACQUISITION OR DISSOLUTION OF EMPLOYER
This Agreement shall not be terminated by the voluntary or involuntary dissolution of Employers. Notwithstanding the foregoing, in the event
proceedings   for   liquidation   of  Employers   are  commenced  by  regulatory
authorities, this Agreement and all rights and benefits hereunder shall terminate. In the event of any merger or consolidation where Employers are not the surviving or resulting corporations, or upon transfer of all of substantially all of the assets of Employers and Executive is not retained by the resulting corporation in a position satisfactory to Executive, Executive shall be paid an amount equal to nine (9) months of Executive's then base annual salary, or the then base annual salary due Executive for the remainder of the Term, whichever is less, subject, however, to a minimum amount equal to six (6) months of Executive's then base annual salary should the remaining Term be six
(6) months or less. Such lump sum payment shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the terms of this Agreement, other than rights, if any, to exercise any of the stock options vested prior to such termination.

11.     INDEMNIFICATION
To the extent permitted by law, Employers shall indemnify Executive if he was or is a party or is threatened to be made a party in any action brought by a third party against Executive (whether or not Employers are joined as a party defendant) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with said action if Executive acted in good faith and in a manner Executive reasonably believed to be in the best interest of Employers (and with respect to a criminal proceeding, if Executive had no reasonable cause to believe his conduct was unlawful), provided that the alleged conduct of Executive arose out of and was within the course and scope of his employment as an officer or employee of Employers.

12.     RETURN OF DOCUMENTS
Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used or developed by Executive during the Term are solely the property of Employers, and Executive has no right, title or interest therein. Upon termination of this Agreement, Executive or Executive's representatives shall promptly deliver possession of all of said property to Employers in good condition.

13.     NOTICES
Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the U.S. mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed as follows:

             To Bank:             The Bank of Commerce, N.A.
                                  Attention: Board of Directors
                                  540 Wall Street
                                  Auburn, California 95603

             To Bancorp:          Auburn Bancorp
                                  Attention: Board of Directors
                                  540 Wall Street
                                  Auburn, California 95603

             To Executive:        Thomas L. Walker
                                  11215 Sunrise Ridge Circle
                                  Auburn, California 95603
Any party hereto may change its or his address for purposes of this Section by giving notice in accordance herewith.

14.     BENEFIT OF AGREEMENT
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns.

15.     APPLICABLE LAW
This Agreement is made and entered into in the State of California, and the laws of said State shall govern the validity and interpretation hereof, the performance of the parties hereto, and their respective duties and obligations hereunder, except to the extent modified by applicable provisions of Title 12 of the United States Code.

16.     CAPTIONS AND PARAGRAPH HEADINGS
Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

17.     INVALID PROVISIONS
Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portions shall not be affected and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

18.     ENTIRE AGREEMENT
This Agreement contains the entire agreement of the parties and it supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by Employers, except to the extent that it is contemplated that Executive and Bancorp may enter into a stock option agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement but only by an agreement in writing signed by Employers and Executive.

19.     CONFIDENTIALITY
This   Agreement   is  to  be  held   confidential.   Willful   breach  of  such
confidentiality by Executive will be subject to termination under the provisions of 9.a. of this Agreement.

20.     ARBITRATION
Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled pursuant to an arbitration agreement to be entered into by the parties, and in the event there is no arbitration agreement, then in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered into any court having jurisdiction thereof.

21.     LEGAL COSTS
If either Executive or Employers commences an action against the other arising out of or in connection with this Agreement, the prevailing party(ies) shall be entitled to have and recover from the losing party(ies) reasonable attorney's fees and costs of suit.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                        THE BANK OF COMMERCE, N.A.



                                        By:  /s/  D. DWIGHT ODOM, M.D.
                                            ------------------------------
                                            D. Dwight Odom, M.D., Chairman



                                            AUBURN BANCORP



                                        By:  /s/  D. DWIGHT ODOM, M.D.
                                            ------------------------------
                                            D. Dwight Odom, M.D., Chairman



                                             /s/  THOMAS L. WALKER
                                            ------------------------------
                                            Thomas L. Walker